Exhibit 99.1
PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements
(Unaudited)

       The following unaudited pro forma consolidated balance sheet as of March 31, 2011 and pro forma consolidated statements of operations of Parkway Properties, Inc. ("Parkway") for the years ended December 31, 2010, 2009 and 2008, as well as the three months ended March 31, 2011 and 2010 give effect to the sale of the 233 North Michigan Avenue office property located in Chicago, Illinois (the “Sale of 233NM”).   The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of the Sale of 233NM as if it had been consummated on March 31, 2011.

       The pro forma consolidated statements of operations set forth the effects of the Sale of 233NM as if it had been consummated on January 1, 2008.

       Parkway is providing the unaudited pro forma consolidated financial information for informational purposes only.  The unaudited pro forma consolidated financial information does not purport to represent the results that actually would have occurred if the Sale of 233NM had occurred on the dates indicated nor do they purport to project our results of operations for any future period as of any future date.  The unaudited pro forma consolidated financial information should be read in conjunction with the consolidated financial statements and related notes of Parkway included in its reports filed under the Securities Exchange Act of 1934, as amended.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2011
(Unaudited)

	Parkway	Pro Forma	Parkway
	Historical	Adjustments (1)	Pro Forma
	(In thousands, except share data)

Assets
Real estate related investments:
Office and parking properties	$ 1,917,773	$ (177,567)	$ 1,740,206
Land held for development	609		609
Accumulated depreciation	(380,490)	38,269	(342,221)
	1,537,892	(139,298)	1,398,594

Land available for sale	750		750
Mortgage loans	10,533		10,533
Investment in unconsolidated joint ventures	1,767		1,767
	1,550,942	(139,298)	1,411,644

Rents receivable and other assets	138,100	(17,978)	120,122
Intangible assets, net	61,613	(8,131)	53,482
Cash and cash equivalents	74,160	(1,224)	72,936
	$ 1,824,815	$ (166,631)	$ 1,658,184

Liabilities
Notes payable to banks	$ 166,581	$ (74,439)	$ 92,142
Mortgage notes payable	876,617	(85,487)	791,130
Accounts payable and other liabilities	79,275	(9,333)	69,942
	1,122,473	(169,259)	953,214

Equity
Parkway Properties, Inc. stockholders' equity:
8.00% Series D Preferred stock, $.001 par value,
4,374,896 shares authorized, issued and outstanding	102,787		102,787
Common stock, $.001 par value, 65,625,104 shares
authorized, 21,962,564 shares issued and outstanding in 2011	22		22
Common stock held in trust, at cost, 10,009 shares in 2011	(271)		(271)
Additional paid-in capital	516,275		516,275
Accumulated other comprehensive loss	(1,914)		(1,914)
Accumulated deficit	(136,004)	2,628	(133,376)
Total Parkway Properties, Inc. stockholders' equity	480,895	2,628	483,523
Noncontrolling interest - real estate partnerships	221,447		221,447
Total equity	702,342	2,628	704,970
	$ 1,824,815	$ (166,631)	$ 1,658,184

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(Unaudited)

	Parkway	Pro Forma		Parkway
	Historical	Adjustments (2)		Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$ 67,180	$ (7,087)	(a)	$ 60,093
Management company income	338			338
Total revenues	67,518	(7,087)		60,431

Expenses
Property operating expense	31,010	(3,922)	(a)	27,088
Depreciation and amortization	24,900	(1,815)	(a)	23,085
Management company expenses	877			877
General and administrative	1,807	156	(b)	1,963
Acquisition costs	2,349			2,349
Total expenses	60,943	(5,581)		55,362

Operating income	6,575	(1,506)		5,069

Other income and expenses
Interest and other income	324			324
Equity in earnings of unconsolidated joint ventures	35			35
Interest expense	(14,724)	2,102	(c)	(12,622)

Income (loss) from continuing operations	(7,790)	596		(7,194)
Net loss attributable to noncontrolling interest - real estate partnerships	3,195			3,195
Dividends on preferred stock	(2,187)			(2,187)
Income (loss) from continuing operations attributable to common stockholders	$ (6,782)	$ 596		$ (6,186)

Loss from continuing operations per common share (3)
Basic	$ (0.32)			$ (0.29)
Diluted	$ (0.32)			$ (0.29)

Weighted average shares outstanding:
Basic	21,476			21,476
Diluted	21,476			21,476

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(Unaudited)

	Parkway	Pro Forma		Parkway
	Historical	Adjustments (2)		Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$ 68,911	$ (7,530)	(a)	$ 61,381
Management company income	410			410
Total revenues	69,321	(7,530)		61,791

Expenses
Property operating expense	30,951	(4,019)	(a)	26,932
Depreciation and amortization	22,622	(1,912)	(a)	20,710
Management company expenses	744			744
General and administrative	2,008	243	(b)	2,251
Total expenses	56,325	(5,688)		50,637

Operating income	12,996	(1,842)		11,154

Other income and expenses
Interest and other income	385			385
Equity in earnings of unconsolidated joint ventures	105			105
Interest expense	(13,695)	1,953	(c)	(11,742)

Income (loss) from continuing operations	(209)	111		(98)
Net loss attributable to noncontrolling interest - real estate partnerships	2,587			2,587
Dividends on preferred stock	(1,200)			(1,200)
Income (loss) from continuing operations attributable to common stockholders	$ 1,178	$ 111		$ 1,289

Income from continuing operations per common share (3)
Basic	$ 0.05			$ 0.06
Diluted	$ 0.05			$ 0.06

Weighted average shares outstanding:
Basic	21,390			21,390
Diluted	21,509			21,509

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Unaudited)

	Parkway	Pro Forma		Parkway
	Historical	Adjustments (2)		Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$ 254,611	$ (29,587)	(a)	$ 225,024
Management company income	1,652			1,652
Total revenues	256,263	(29,587)		226,676

Expenses
Property operating expense	117,935	(14,684)	(a)	103,251
Depreciation and amortization	92,190	(8,034)	(a)	84,156
Impairment loss on real estate	4,120			4,120
Management company expenses	3,961			3,961
General and administrative	7,382	932	(b)	8,314
Total expenses	225,588	(21,786)		203,802

Operating income	30,675	(7,801)		22,874

Other income and expenses
Interest and other income	1,487			1,487
Equity in earnings of unconsolidated joint ventures	326			326
Gain on involuntary conversion	40			40
Interest expense	(54,647)	7,862	(c)	(46,785)

Income (loss) from continuing operations	(22,119)	61		(22,058)
Net loss attributable to noncontrolling interest - real estate partnerships	10,789			10,789
Dividends on preferred stock	(6,325)			(6,325)
Income (loss) from continuing operations attributable to common stockholders	$ (17,655)	$ 61		$ (17,594)

Loss from continuing operations per common share (3)
Basic	$ (0.82)			$ (0.82)
Diluted	$ (0.82)			$ (0.82)

Weighted average shares outstanding:
Basic	21,421			21,421
Diluted	21,421			21,421

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(Unaudited)

	Parkway	Pro Forma		Parkway
	Historical	Adjustments (2)		Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$ 262,951	$ (32,567)	(a)	$ 230,384
Management company income	1,870			1,870
Total revenues	264,821	(32,567)		232,254

Expenses
Property operating expense	126,343	(15,814)	(a)	110,529
Depreciation and amortization	92,126	(10,825)	(a)	81,301
Management company expenses	2,299			2,299
General and administrative	6,108	999	(b)	7,107
Total expenses	226,876	(25,640)		201,236

Operating income	37,945	(6,927)		31,018

Other income and expenses
Interest and other income	1,609			1,609
Equity in earnings of unconsolidated joint ventures	445			445
Other-than-temporary impairment loss on investment
in unconsolidated joint ventures	(8,817)			(8,817)
Gain on involuntary conversion	823			823
Gain on sale of real estate	470			470
Interest expense	(55,044)	8,033	(c)	(47,011)

Income (loss) from continuing operations	(22,569)	1,106		(21,463)
Net loss attributable to noncontrolling interest - real estate partnerships	10,562			10,562
Dividends on preferred stock	(4,800)			(4,800)
Income (loss) from continuing operations attributable to common stockholders	$ (16,807)	$ 1,106		$ (15,701)

Loss from continuing operations per common share (3)
Basic	$ (0.87)			$ (0.81)
Diluted	$ (0.87)			$ (0.81)

Weighted average shares outstanding:
Basic	19,304			19,304
Diluted	19,304			19,304

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(Unaudited)

	Parkway	Pro Forma		Parkway
	Historical	Adjustments (2)		Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$ 260,229	$ (35,503)	(a)	$ 224,726
Management company income	1,936			1,936
Total revenues	262,165	(35,503)		226,662

Expenses
Property operating expense	124,409	(14,949)	(a)	109,460
Depreciation and amortization	91,224	(10,694)	(a)	80,530
Impairment loss on real estate	2,542			2,542
Management company expenses	1,947			1,947
General and administrative	9,725	1,021	(b)	10,746
Total expenses	229,847	(24,622)		205,225

Operating income	32,318	(10,881)		21,437

Other income and expenses
Interest and other income	1,332			1,332
Equity in earnings of unconsolidated joint ventures	894			894
Interest expense	(58,766)	8,584	(c)	(50,182)

Loss from continuing operations	(24,222)	(2,297)		(26,519)
Net loss attributable to noncontrolling interest - real estate partnerships	11,369			11,369
Dividends on preferred stock	(4,800)			(4,800)
Loss from continuing operations attributable to common stockholders	$ (17,653)	$ (2,297)		$ (19,950)

Loss from continuing operations per common share (3)
Basic	$ (1.17)			$ (1.33)
Diluted	$ (1.17)			$ (1.33)

Weighted average shares outstanding:
Basic	15,023			15,023
Diluted	15,023			15,023

See accompanying notes.

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.        On May 5, 2011, Parkway Properties, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) to sell 233 North Michigan for a gross sale price of $162.2 million and has received a $17.0 million non-refundable earnest deposit. 233 North Michigan is a 1.1 million square foot office property located in the central business district of Chicago, Illinois. Closing is expected to occur later this month and is subject to customary closing conditions. The Company plans to repay the $84.6 million first mortgage that is secured by the property upon closing.  Parkway expects to receive net cash proceeds from the sale after the repayment of the first mortgage of approximately $75.5 million, which the Company expects to use to reduce amounts outstanding under the Company's revolving credit facility. The Company estimates that it will recognize a gain on the sale of approximately $2.6 million in the second quarter of 2011.

2.        The pro forma adjustments to the Consolidated Statement of Operations for the years ended December 31, 2010, 2009 and 2008 and the three months ended March 31, 2011 and 2010 set forth the effects of the contract to sell the 233 North Michigan office property (the “Sale of 233NM”) as if the sale had been consummated on January 1, 2008.

These pro forma adjustments are detailed below for the years ended December 31, 2010, 2009 and 2008 and the three months ended March 31, 2011 and 2010.

(a)  The effect on income and expenses from real estate properties due to the above transactions is as follows for the periods noted in the table below (in thousands):

	Revenue	Expenses
	Income From	Real Estate Owned
	Office and Parking	Operating	Depreciation
Sale of 233NM	Properties	Expense	Expense
Three Months Ended March 31, 2011	$ (7,087)	$ (3,922)	$ (1,815)
Three Months Ended March 31, 2010	$ (7,530)	$ (4,019)	$ (1,912)
Year Ended December 31, 2010	$ (29,587)	$ (14,684)	$ (8,034)
Year Ended December 31, 2009	$ (32,567)	$ (15,814)	$ (10,825)
Year Ended December 31, 2008	$ (35,503)	$ (14,949)	$ (10,694)

(b)  The pro forma effect of the allocation of intercompany management fees in connection with the Sale of 233NM is an increase in general and administrative expense of $156,000 and $243,000 for the three months ended March 31, 2011 and 2010, respectively, and $932,000, $999,000 and $1,021,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

(c)  Pro forma interest expense reflects the reduction in interest expense as a result of the repayment of the $84.6 million non-recourse mortgage loan secured by the 233 North Michigan office property upon sale as well as interest savings on the reduction in credit facility borrowings as if the liabilities were reduced on January 1, 2008.  The pro forma effect of the reduction in interest expense is approximately $2.1 million and $2.0 million for the three months ended March 31, 2011 and 2010, respectively, and approximately $7.9 million, $8.0 million, and $8.6 million for the years ended December 31, 2010, 2009, and 2008, respectively.

3.        Earnings per share is calculated in accordance with Topic 260 – “Earnings Per Share” in the ASC.  The guidance requires allocation of preferred stock dividends to income from continuing operations.  Income or loss attributable to noncontrolling interests is included in the computation as well.

Diluted loss from continuing operations per common share as reported for the three months ended March 31, 2011 was $0.32 based on weighted average diluted shares outstanding of approximately 21.5 million.  Diluted income from continuing operations per common share as reported for the three months ended March 31, 2010 was $0.05 based on weighted average diluted shares outstanding of approximately 21.5 million.  Diluted loss from continuing operations for the years ended December 31, 2010, 2009 and 2008 was $0.82, $0.87 and $1.17, respectively, based on weighted average diluted shares outstanding of approximately 21.4 million, 19.3 million and 15.0 million, respectively.

           Pro forma diluted loss from continuing operations per common for the three months ended March 31, 2011 was $0.29 based on weighted average diluted shares outstanding of approximately 21.5 million.  Pro forma diluted income from continuing operations per common share as reported for the three months ended March 31, 2010 was $0.06 based on weighted average diluted shares outstanding of approximately 21.5 million.  Pro forma diluted loss from continuing operations for the years ended December 31, 2010, 2009 and 2008 was $0.82, $0.81 and $1.33, respectively, based on weighted average diluted shares outstanding of approximately 21.4 million, 19.3 million and 15.0 million, respectively.